Exhibit 99.3

Novelis Third Amendment Package	April 2007
SPECIAL NOTICE REGARDING PUBLICLY AVAILABLE INFORMATION
THE COMPANY HAS REPRESENTED THAT THE INFORMATION CONTAINED IN THIS CONFIDENTIAL INFORMATION MEMORANDUM IS EITHER PUBLICLY AVAILABLE OR DOES NOT CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES. THE RECIPIENT OF THIS CONFIDENTIAL INFORMATION MEMORANDUM HAS STATED THAT IT DOES NOT WISH TO RECEIVE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES AND ACKNOWLEDGES THAT OTHER LENDERS HAVE RECEIVED A CONFIDENTIAL INFORMATION MEMORANDUM THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES THAT MAY BE MATERIAL. NEITHER THE COMPANY NOR THE ARRANGER TAKES ANY RESPONSIBILITY FOR THE RECIPIENT’S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN CONNECTION WITH ITS EVALUATION OF THE COMPANY AND THE FACILITY.
PUBLIC LENDERS —
THIRD AMENDMENT PACKAGE
$500,000,000 Senior Secured Revolving Credit Facility
$708,000,000 Senior Secured Term Loan B
$150,000,000 Add-On Term Loan B
April 2007

Novelis Third Amendment Package	April 2007
Table of Contents

Table of Contents	i
Company Authorization Letter	ii
Notice to and Undertaking by Recipients	iii
Third Amendment and Add-on TLB Calendar	v
Contact List	vi

I. Third Amendment Request	1

II. Executive Summary	2
A. Transaction Overview	2

III. Letter From Novelis Inc.	4

IV. Legal Form of Third Amendment	5

V. Summary of Terms and Conditions	6

i

Novelis Third Amendment Package	April 2007
Company Authorization Letter
Novelis Inc.
3399 Peachtree Road NE, Suite 1500
Atlanta, GA 30326
April 23, 2007
Citigroup Global Markets Inc.
Attention: Arnold Wong, Director
Ladies and Gentlemen:
We refer to the $1,208,000,000 Credit Facility (the “Facility”) for NOVELlS, INC. (the “Company”) and are requesting a Third Amendment Package and $150 million Add-on Term Loan B forwarded herewith (the “Third Amendment Package”). We have reviewed or participated in preparing the Third Amendment Package and Add-on Term Loan B and the information contained therein.
The Company has reviewed the information contained in the Third Amendment Package and represents and warrants to you that, to the Company’s knowledge, the information contained in the Third Amendment Package does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading. Any management projections or forward-looking statements included in the Third Amendment Package are based on assumptions and estimates developed by management of the Company in good faith and management believes such assumptions and estimates to be reasonable as of the date of the Third Amendment Package. Whether or not such projections or forward-looking statements are in fact achieved will depend upon future events some of which are not within the control of the Company. Accordingly, actual results may vary from the projections and such variations may be material. Statements as to the terms of the proposed waiver are qualified by reference to the waiver documentation attached hereto.
The Company represents and warrants that the information contained in the Confidential Information Memorandum is either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Company or its securities for purposes of United States federal and state securities laws.
We request that you distribute the Third Amendment Package to such financial institutions that are included in the Facility, as you may deem appropriate. We understand that the information provided in the Third Amendment Package is subject to the Confidentiality Agreement contained in Section 10.18 of the Credit Agreement dated January 7, 2005 and to the Notice to and Undertaking by Recipients contained in the Amendment Package.
Yours sincerely,
Novelis Inc.
Orville Lunking
Vice President and Treasurer

Novelis Third Amendment Package	April 2007
Notice to and Undertaking by Recipients
This Third Amendment Package has been prepared solely for informational purposes from information supplied by or on behalf of Novelis, Inc., and is being furnished by Citigroup Global Markets Inc. (the “Arranger”) to you in your capacity as a Lender party to the Credit Agreement dated as of January 7, 2005 (as amended or otherwise modified, the “Credit Facility”) or prospective Lender (the “Recipient”) in considering the proposed waiver to the Credit Facility described in the Third Amendment (the “Amendment”).
ACCEPTANCE OF THIS THIRD AMENDMENT PACKAGE CONSTITUTES AN AGREEMENT TO BE BOUND BY THE TERMS OF THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE SET FORTH ON THE COVER PAGE HEREOF (THE “SPECIAL NOTICE”). IF THE RECIPIENT IS NOT WILLING TO ACCEPT THE THIRD AMENDMENT PACKAGE ON THE TERMS SET FORTH IN THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE, IT MUST RETURN THE THIRD AMENDMENT PACKAGE TO THE ARRANGER IMMEDIATELY WITHOUT MAKING ANY COPIES THEREOF, EXTRACTS THEREFROM OR USE THEREOF.
I. Confidentiality
As used herein: (a) “Evaluation Material” refers to the Third Amendment Package and any other information regarding the Company or Amendment furnished or communicated to the Recipient by or on behalf of the Company in connection with the Amendment (whether prepared or communicated by the Arranger or the Company, their respective advisors or otherwise) and (b) “Internal Evaluation Material” refers to all memoranda, notes, and other documents and analyses developed by the Recipient using any of the information specified under the definition of Evaluation Material.
The Recipient acknowledges that the Company considers the Evaluation Material to include confidential, sensitive and proprietary information and agrees that it shall use reasonable precautions in accordance with its established procedures to keep the Evaluation Material confidential; provided however that (i) it may make any disclosure of such information to which the Company gives its prior written consent, (ii) any of such information may be disclosed to it, its affiliates, and their respective partners, directors, officers, employees, agents, advisors and other representatives (collectively, “Representatives”) (it being understood that such Representatives shall be informed by it of the confidential nature of such information and shall be directed by the Recipient to treat such information in accordance with the terms of the Notice and Undertaking and the Special Notice) and (iii) it (and each Representative of the Recipient) may make any disclosure to any and all persons, without limitation of any kind, of the U.S. federal income tax treatment and U.S. federal income tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the Recipient (or any Representative of the Recipient) relating to such tax treatment and tax structure. The Recipient agrees to be responsible for any breach of the Notice and Undertaking or the Special Notice that results from the actions or omissions of its Representatives.
The Recipient shall be permitted to disclose the Evaluation Material in the event that it is required by law or regulation or requested by any governmental agency or other regulatory authority (including any self-regulatory organization having or claiming to have jurisdiction) or in connection with any legal proceedings. The Recipient agrees that it will notify the Arranger as soon as practical in the event of any such disclosure (other than at the request of a regulatory authority), unless such notification shall be prohibited by applicable law or legal process.
The Recipient shall have no obligation hereunder with respect to any Evaluation Material to the extent that such information (i) is or becomes generally available to the public other than as a result of a disclosure by the Recipient in violation of this agreement, or (ii) was within the Recipient’s possession prior to its being furnished pursuant hereto or is or becomes available to the Recipient on a non-confidential basis from a source other than the Company or its Representatives, provided that the source of such information was not known by the Recipient to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information.
In the event that the Recipient of the Evaluation Material decides not to participate in the transaction described herein, upon request of the Arranger, such Recipient shall as soon as practicable return all Evaluation Material (other than Internal Evaluation Material) to the Arranger or represent in writing to the Arranger that the Recipient has destroyed all copies of the Evaluation Material (other than Internal Evaluation Material) unless prohibited from doing so by the Recipient’s internal policies and procedures.
II. Information
The Recipient acknowledges and agrees that (i) the Arranger received the Evaluation Material from Fourth party sources (including the Company) and it is provided to the Recipient for informational purposes, (ii) the Arranger and its affiliates bear no responsibility (and shall not be liable) for the accuracy or completeness (or lack thereof) of the Evaluation Material or any information contained therein, (iii) no representation regarding the Evaluation Material is made by the Arranger or any of its affiliates, (iv) neither the Arranger nor any of its affiliates has made any independent verification as to the accuracy or completeness of the Evaluation Material, and (v) the Arranger and its affiliates shall have no obligation to update or supplement any Evaluation Material or otherwise provide additional information.
The Evaluation Material has been prepared to assist interested parties in making their own evaluation of the Company and the Amendment and does not purport to be all-inclusive or to contain all of the information that a prospective participant may consider material or desirable in making its decision. Each Recipient of the information and data contained herein should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision and should perform its own independent investigation and analysis of the Waiver or the transactions contemplated thereby and the creditworthiness of the Company. The Recipient represents that it is sophisticated and experienced in extending credit to entities similar to the Company. The information and data contained herein are not a substitute for the Recipient’s independent evaluation and analysis and should not be considered as a recommendation by the Arranger or any of its affiliates that any Recipient approve the Amendment.
The Evaluation Material may include certain forward looking statements and projections provided by the Company. Any such statements and

Novelis Third Amendment Package	April 2007
projections reflect various estimates and assumptions by the Company concerning anticipated results. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections. Whether or not any such forward looking statements or projections are in fact achieved will depend upon future events some of which are not within the control of the Company. Accordingly, actual results may vary from the projected results and such variations may be material. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements.
III. General
It is understood that unless and until a definitive agreement regarding the Amendment between the parties thereto has been executed, the Recipient will be under no legal obligation of any kind whatsoever with respect to the Amendment by virtue of this Notice and Undertaking except for the matters specifically agreed to herein and in the Special Notice.
The Recipient agrees that money damages would not be a sufficient remedy for breach of this Notice and Undertaking or of the Special Notice, and that in addition to all other remedies available at law or in equity, the Company and the Arranger shall be entitled to equitable relief, including injunction and specific performance, without proof of actual damages.
The terms and conditions of this Notice and Undertaking and the Special Notice shall apply until such time, if any, that the Recipient becomes a party to the definitive agreements regarding the Amendment, and thereafter the provisions of such definitive agreements relating to confidentiality shall govern. This Notice and Undertaking and the Special Notice shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law (except Section 5-1401 of the New York General Obligation Law to the extent that it mandates that the law of the State of New York govern).

Novelis Third Amendment Package	April 2007
Third Amendment and Add-on TLB Calendar
Shading Denotes U.S. Holiday

Date	Event
Public Lenders’ Call:

11:00 AM (EST)

For Public Lenders:
(877) 765-2085 (Toll Free)
April 23, 2007	(706) 643-0899 (International)
Passcode: “Novelis

Replay Information available until April 27:
(800) 642-1687 (Toll Free)
(706) 645-9291 (International)
Public Passcode: 6594231

Signature pages due via fax by 5:00 PM EST on the Third Amendment

April 27, 2007	Fax to:
Weil, Gotshal & Manges LLP
Attn: Brandon Cherry
Fax: 212-310-8007
Tel: 212-310-8088

May 2, 2007	Close and Fund Add-on Term Loan B and Third Amendment

v

Novelis Third Amendment Package	April 2007
Contact List
Novelis Inc.
3399 Peachtree Road NE, Suite 1500
Atlanta, GA 30326

Corporate Novelis
Name	Title	Telephone	Fax	E-mail
Rick Dobson	Chief Financial Officer	(404) 814-4772	(404) 814-4252	rick.dobson@novelis.com
Orville Lunking	Vice President, Treasurer	(404) 814-4248	(404) 814-4252	orville.lunking@novelis.com

Novelis Third Amendment Package	April 2007
Citigroup Global Markets Inc.
390 Greenwich Street, First Floor
New York, NY 10013
Global Loans Sales

Name	Title	Telephone	Fax	E-mail
Jonathan Calder	Managing Director	212-723-6681	212-723-8542	jonathan.d.calder@citigroup.com

Richard Rothschild	Managing Director	212-723-6720	212-723-8541	richard.rothschild@citigroup.com

Jeffrey Ferrell	Managing Director	212-723-6609	212-723-8541	jeffrey.ferrell@citigroup.com

Martin Pryor	Managing Director	212-723-6934	212-723-8541	martin.r.pryor@citigroup.com

Joseph Wilson	Managing Director	212-723-6970	212-723-8541	joseph.t.wilson@citigroup.com

Brett Applebaum	Director	212-723-6744	212-723-8541	brett.h.applebaum@citigroup.com

Lisa Caesar	Director	212-723-6144	212-723-8541	lisa.caesar@citigroup.com

Sean Peters	Director	212-723-1406	212-723-8541	sean.peters@citigroup.com

Lisa Schneider	Vice President	212-723-1001	212-723-8541	lisa.schneider@citigroup.com

William Bermont	Vice President	212-723-6705	212-723-8541	william.bermont@citigroup.com

Brian Daoust	Vice President	212-723-6624	212-723-8541	brian.daoust@citigroup.com

Tyrone Thomas	Associate	212-723-1197	212-723-8541	tyrone.thomas@citigroup.com

Earl Hunt	Associate	212-723-1067	212-723-8541	earl.hunt@citigroup.com
Leveraged Finance

Name	Title	Telephone	Fax	E-mail
Arnold Wong	Director	(212) 723-6733	(212) 723-8540	arnold.wong@citigroup.com

Matt Auster	Analyst	(212) 723-5007	(212) 723-8590	matthew.auster@citigroup.com
Leveraged Loan Syndicate

Name	Title	Telephone	Fax	E-mail
Judith Fishlow -Minter	Managing Director	(212) 723-6935	(212) 723-8541	judith.fishlowminter@citigroup.com

Emily Jaffe	Vice President	(212) 723-6506	(212) 723-8541	emily.jaffe@citigroup.com

Citigroup Global Relationship Bank
630, Rene-Levesque Boulevard West, Suite 2450
Montreal, Quebec H3B 1S6
Global Relationship Bank

Name	Title	Telephone	Fax	E-mail
John Hastings	Managing Director	(416) 947-2947	(416) 915-6289	john.hastings@citigroup.com

Isabelle Cote	Director	(514) 393-7502	(514) 227-8222	isabelle.f.cote@citigroup.com

Azita Taravati	Analyst	(514) 393-7527	(514) 393-7545	azita.taravati@citigroup.com

Novelis Third Amendment Package	April 2007
Weil, Gotshal & Manges LLP — Lenders’ Counsel
767 Fifth Avenue
New York, NY 10153-0119
Telephone: (212) 310-8000
Fax: (212) 310-8007
Banking

Name	Title	Telephone	Fax	E-mail
Daniel Dokos	Partner	(212) 310-8576	(212) 310-8007	daniel.dokos@weil.com

Soo-Jin Shim	Partner	(212) 310-8404	(212) 310-8007	soo-jin.shim@weil.com

Danek Freeman	Associate	(212) 310-8646	(212) 310-8007	danek.freeman@weil.com

Junine Johnson	Associate	(305) 577-3268	(305) 374-7159	junine.johnson@weil.com

Josh Robinson	Associate	(212) 310-8199	(212) 310-8007	joshua.robinson@weil.com

Brandon Cherry	Associate	(212) 310-8088	(212) 310-8007	brandon.cherry@weil.com

Novelis Third Amendment Package	April 2007
I. Third Amendment Request
Citicorp North America Inc.
390 Greenwich Street
New York, NY 10013
April 23, 2007
To: All Lenders

Re:	Novelis Inc.’s Request for a Third Amendment and $150 million Add-on Term Loan B to the US$1,208,000,000 Credit Agreement Dated January 7, 2005 (the “Credit Agreement”)
Citicorp North America Inc. (“CNAI”), as Administrative Agent, is in receipt of a letter from Novelis Inc. dated April 23, 2007 (the “Novelis Letter”, See Section II), in which Novelis requests a Third Amendment and $150 million Add-on Term Loan B (the “Third Amendment Package”) of its Credit Agreement dated as of January 7, 2005 (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.
The Amendment requires majority lender consent and consent of each lender committing to the Add-on Term Loan.
Novelis will pay a fee of 12.5 basis points to Lenders who consent to the Amendment and Add-on Term Loan B by 5:00 PM EST on Friday, April 27, 2007.
Please provide your consent to the Third Amendment and Add-on Term Loan B at the Company’s request by signing and returning the attached consent form to Weil, Gotshal & Manges LLP, Attention: Brandon Cherry: (212) 310-8007. We will notify you promptly upon receipt of the required consents for the Amendment request.
Please feel free to call Orville Lunking of Novelis at 404-814-4248, Isabelle Cote of Citigroup at 514-393-7502 or your Citigroup salesperson, if you have any business questions. For legal questions, please contact Junine Johnson of Weil at 315-577-3268.
Sincerely,
Citicorp North America Inc., as Administrative Agent

1

Novelis Third Amendment Package	April 2007
II. Executive Summary
A. Transaction Overview
Novelis, Inc. (“Novelis”, the “Company” or the “Borrower”), intends to amend its existing senior secured credit agreement ($500 million revolving credit facility and $708 million Term Loan B). Novelis is seeking the Third Amendment of the Credit Agreement in order to accommodate the following (i) a $150 million increase in the Term Loan, (ii) a waiver of three technical provisions in the Agreement that are affecting normal course operations of the business and (iii) a limited waiver of the change of control Event of Default (and deferral of the repayment date of the senior secured credit facilities), as further described in the Company’s letter.
A number of one-time events and cash-timing factors have converged in the early part of 2007 to temporarily reduce the Company’s availability under the Revolver. Novelis is seeking additional liquidity, as a precautionary measure, in case metal prices rise from their current level and create an additional use of working capital. The Company will apply the proceeds from $150 million term loan to reduce the current revolver balance.
(i) Sources and Uses

($ in millions)
Sources
Add-On Term Loan B	150.0

Cash	1.5

Total Sources	$151.5

Uses
Revolver	$149.0

Fees and Expenses(1)	2.5

Total Uses	$151.5

(1)	Assumes 100% particiation in the Amendment
(ii) Pro Forma Capitalization

($ in millions)	FYE 12/31/06	Adjustments	Pro Forma
Cash	$73.0	($1.5)	71.5

Revolving Credit Facility	$149.0	($149.0)	0.0
Term Loan B	708.0	149.0	857.0
Korean Bank Loans (1)	141.0		141.0
Capital Leases	51.0		51.0

Total Sr. Sec. Debt	$1,049.0	$0.0	$1,049.0

7.25% Senior Notes Due 2015	$1,400.0		$1,400.0
Other	2.0		2.0

Total Debt	$2,451.0	$0.0	$2,451.0

Selected Operating Data

FYE 12/31/06 Adjusted EBITDA	$415.0		$415.0
FYE 12/31/06 Cash Interest	207.0		207.0

EBITDA / Cash Interest	2.0x		2.0x
First Lien Sr. Secured Debt / Adjusted EBITDA	2.5x		2.5x
Total Debt / Adjusted EBITDA	5.9x		5.9x

(1)	Please refer to the Company’s 10-K filed 12/31/06 for a discussion of these facilities

2

Novelis Third Amendment Package	April 2007
(iii) Add-on Term Loan B Summary of Terms

Borrower:	Novelis, Inc.
Amount:	$150.0 million

Pricing:	Same as existing Term Loan B (L+225 bps)

Maturity:	Same as existing Term Loan B (January 7, 2012)

Amortization:	Same as existing Term Loan B

Security:	Same as existing

Guarantees:	Same as existing

Financial Covenants:	Same as existing

3

Novelis Third Amendment Package	April 2007
III. Letter From Novelis Inc.
Letter from Novelis Inc. dated April 23, 2007

4

Novelis Third Amendment Package	April 2007
IV. Legal Form of Third Amendment
Legal form of the Third Amendment and Consent (to follow).

5

Novelis Third Amendment Package	April 2007
V. Summary of Terms and Conditions
Please see term sheet posted on Intralinks.

6